FOR IMMEDIATE RELEASE

Charlotte's Web Announces Transaction with BAT: Debenture Conversion and US$10M Equity Investment to Strengthen Balance Sheet
Transaction Addresses Capital Structure and Supports Near-Term Operating Priorities, Including Anticipated CMMI Medicare Pilot Program Participation
Louisville, Colo – March 30, 2026 – (TSX: CWEB) (OTCQB: CWBHF) Charlotte’s Web Holdings, Inc., a botanical wellness innovation company and the market leader in cannabidiol (“CBD”) hemp extract wellness products, today announced a transaction with BT DE Investments, Inc. (“BAT”), a subsidiary of British American Tobacco plc (LSE: BATS and NYSE: BTI), comprising two components: (i) amendment and conversion of BAT’s outstanding C$75.3 million principal amount (approximately US$54 million) of the convertible debenture, as well as all accrued interest, into common shares of Charlotte’s Web at a conversion price of C$0.94 (approximately US$0.67 at the Bank of Canada exchange rate on March 27, 2026 for estimation purposes); and (ii) a concurrent additional equity investment by BAT of US$10 million by way of a private placement at a price (the “Subscription Price”) equal to the greater of (a) C$0.94, or (b) a dollar amount equal to the maximum discount available pursuant to section 607 of the TSX Company Manual applied to the 5-day volume weighted average price of the Company’s common shares on the TSX prior to the closing date (collectively, the “Transaction”). Together, the Transaction results in the issuance of approximately 110 million common shares of Charlotte’s Web to BAT and represents a total equity commitment of approximately US$75 million.
Upon completion of the Transaction, approximately US$65 million of total debt will be eliminated from the Company’s balance sheet, interest on the debenture will stop accruing, and liquidity will increase for near-term operations. Charlotte’s Web would operate with no long-term debt and with a simplified equity structure.
The Company is preparing for anticipated participation in the Centers for Medicare & Medicaid Innovation (CMMI) Medicare pilot program. In parallel, DeFloria continues to advance its FDA Phase 2 clinical trial program led by Ajna BioSciences. These initiatives require internal investment to optimize execution.
“In addition to this being an important balance sheet event, it also reflects support for Charlotte’s Web and its strategic direction,” said Bill Morachnick, Chief Executive Officer of Charlotte’s Web. “BAT’s decision to convert its debenture to equity and invest additional capital removes our largest remaining liability and strengthens our shareholders’ equity. The additional US$10 million in new capital reinforces our financial position and provides greater flexibility to participate in the upcoming CMMI Medicare pilot program, subject to receipt of all regulatory approvals. We look forward to seeking shareholder approval to complete this Transaction.”

“Removing the debenture simplifies our capital structure and avoids approximately US$12 million in future interest, in addition to repayment of the principal,” Erika Lind, Chief Financial Officer, stated. “We have worked aggressively over the last two years to reduce and optimize our cost structure. With these changes to our balance sheet and new infusion of capital, we are better positioned to fund near-term priorities.”
Transaction Rationale
The Board of Directors evaluated the Transaction in the context of the Company’s current financial position, capital structure, and strategic priorities.
Subsequent trading levels have rendered voluntary conversion at the original conversion price unlikely in the near term, which risks leaving a US$67 million liability on the balance sheet and the resulting impact on shareholders’ equity value. In the interim, the debenture continues to accrue interest at 5.0% per annum, amounting to approximately US$3 million annually to the Company and up to approximately US$12 million in aggregate interest from June 2026 to the November 2029 debenture maturity date. The Company believes a conversion at C$0.94 is consistent with current market values, and successfully eliminates the Company’s largest outstanding liability, removes ongoing interest obligations, and strengthens the balance sheet. Moreover, BAT’s concurrent equity investment provides immediate liquidity to support long-term strategic execution. This investment further reinforces the Company’s strategic plans to expand its existing medical channel and participate in the CMMI program, subject to regulatory approvals, and underscores BAT’s continued support of Charlotte’s Web’s strategy and leadership.
Charlotte’s Web shareholders will be asked to approve the Transaction at the annual general and special meeting of the shareholders to be held on or about May 28, 2026. The Company plans to deliver an information circular and proxy statement in connection with the Meeting and will provide additional updates with respect to the Transaction at that time.
Transaction Overview
Conversion of Outstanding Debenture
Subject to shareholder and regulatory approvals, the convertible debenture issued by Charlotte’s Web to BAT on November 14, 2022, in the original amount of C$75,341,080 (approximately US$54 million), with an original maturity date of November 14, 2029, will be converted in full into common shares of Charlotte’s Web at the Subscription Price. The converted amount will include the full principal of C$75,341,080 together with C$14,223,321 (approximately US$10 million) in accrued interest at 5.0% per annum from the original issuance date of November 14, 2022 through the conversion date, for a total converted amount of C$89,564,401 (approximately US$65 million), resulting in the issuance of up to 95,281,277 common shares to BAT. All accrued and unpaid interest will be settled through the issuance of common shares at the Subscription Price.

US$10 Million Concurrent Private Placement
Concurrently with the debenture conversion, BAT will subscribe for an additional non-brokered private placement of up to 14,760,638 common shares of Charlotte’s Web at the Subscription Price, for gross proceeds of US$10 million (approximately C$13.9 million). The net proceeds of the cash will be used to support the Company’s participation in the anticipated CMMI Medicare pilot program and other permitted purposes if the CMMI program does not proceed.
Combined Transaction Summary
In aggregate, the Transaction results in the issuance of up to approximately 110 million common shares to BAT at the Subscription Price, representing a total equity commitment of approximately C$103.4 million (approximately US$75 million). Following completion, BAT will hold up to approximately 110 million common shares of Charlotte’s Web, representing approximately 40% of the Company’s then-issued and outstanding common shares on a non-diluted basis, based on 159,683,953 shares currently outstanding and expected to be issued prior to the closing of the Transaction, and up to approximately 270 million shares outstanding immediately following the Transaction.
The C$0.94 per share price represents a discount of approximately 5% to the 5-day volume-weighted average price of the Company’s common shares on the TSX as of March 27, 2026, for estimation purposes.
Investor Rights Agreement
On closing of the Transaction, the Company and BAT will enter into an amended and restated investor rights agreement (the “A&R Investor Rights Agreement”), amending and restating the investor rights agreement entered into on November 14, 2022, in connection with the original debenture agreement. The A&R Investor Rights Agreement will provide, among other things, (i) that BAT will have the right to nominate directors in line with its pro rata equity ownership (provided BAT will in any case have the right to nominate at least two directors) for so long as they hold at least 10% of the Company’s equity, (ii) for certain restrictions on equity issuances and indebtedness, and (iii) for certain changes to BAT’s existing customary top-up rights. Neither the A&R Investor Rights Agreement nor BAT’s director nomination rights confer on BAT or any BAT‑nominated director any right to direct or control the management or day‑to‑day operations of the Company, which will continue to be managed by its board and executive management in the ordinary course.
Shareholder Approval and Special Meeting
Completion of the Transaction is subject to, among other conditions, TSX approval and shareholder approval. Charlotte’s Web shareholders will be asked to approve the Transaction at an annual general and special meeting of the shareholders to be held on or about May 28, 2026.
Subject to the receipt of shareholder and TSX approval, the Transaction is expected to close on or about May 28, 2026.

Additional Information and Where to Find It
In connection with the Transaction, Charlotte’s Web will file with the SEC a preliminary proxy statement and a definitive proxy statement, each on Schedule 14A and may file other documents with the SEC regarding the Transaction. This release is not a substitute for the proxy statement or any other document that Charlotte’s Web may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, CHARLOTTE’S WEB ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHARLOTTE’S WEB AND THE PROPOSED TRANSACTION AND RELATED MATTERS. When available, the definitive proxy statement and other relevant materials for the Transaction will be mailed or otherwise made available to stockholders of Charlotte’s Web as of April 6, 2026. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with the SEC by Charlotte’s Web through the website maintained by the SEC at www.sec.gov or by contacting Charlotte’s Web at 700 Tech Court, Louisville, CO 80027 or by telephone at (720) 484-8930.
Participants in the Solicitation
Charlotte’s Web and its directors and executive officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the Transaction under the rules of the SEC. Information regarding the persons who may be deemed participants in the solicitation of proxies in connection with the Transaction will be set forth in the proxy statement when it is filed with the SEC. You can find more information about Charlotte’s Web’s directors and executive officers in its Annual Report for the year ended December 31, 2025, on Form 10-K filed with the SEC on [March 31, 2026] and Charlotte’s Web’s Definitive Annual Meeting Proxy Statement filed with the SEC on April 29, 2025. You may obtain a free copy of these documents as indicated above.
Required Early Warning Disclosure
Immediately prior to completion of the Transaction, assuming the Convertible Debenture had been converted in full (including all accrued but unpaid interest thereon as of the date hereof) at C$2.00, BAT had the right to acquire beneficial ownership of up to 44,782,800 common shares, subject to a cap of 19.9% of the issued and outstanding common shares (calculated on a non-diluted basis)..
Immediately after the Transaction, BAT will have beneficial ownership of up to approximately 110 million common shares, representing approximately 40.8% of the issued and outstanding common shares (calculated on a non-diluted basis) based on 269,725,868 common shares that are expected to be issued and outstanding on completion of the Transaction..
BAT undertook the Transaction as part of a strategic investment in Charlotte’s Web. BAT intends to review its investment in the Company on a continuing basis and may, subject to the terms of the A&R Investor Rights Agreement, depending upon a number of factors, including market and other conditions, increase or decrease its beneficial ownership, control, direction or economic exposure over securities of the Company.
An early warning report will be electronically filed with the applicable securities commission in each jurisdiction where the Company is reporting and will be available under the Company’s profile on SEDAR+ at www.sedarplus.ca. For further information or to obtain a copy of the early warning report, please contact the Company’s representative at the end of this press release.
The Company is a corporation existing under the laws of the province of British Columbia with its head office located at 700 Tech Court, Louisville, Colorado 80027, USA. BAT is a corporation existing under the laws of the state of Delaware with its head office located at 401 North Main Street, Winston-Salem, North Carolina 27010, USA.
No Offer or Solicitation
This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
About Charlotte’s Web Holdings, Inc.
Charlotte’s Web Holdings, Inc., a Certified B Corporation headquartered in Louisville, Colorado, is a botanical wellness innovation company and market leader in hemp extract wellness. The Company’s product categories include CBD oil tinctures (liquid products), CBD gummies (sleep, calming, exercise recovery), CBN gummies, CBG gummies, hemp-derived THC microdose gummies, functional mushroom gummies, CBD capsules, CBD topical creams and lotions, as well as CBD pet products for dogs. Through its substantially vertically integrated business model, Charlotte’s Web maintains stringent control over product quality and consistency with analytic testing for quality assurance. Charlotte’s Web products are distributed to retailers and healthcare practitioners throughout the U.S.A. and are available online at www.charlottesweb.com.
Forward-Looking Information
Certain information provided herein constitutes forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities laws. Forward-looking statements are typically identified by words such as “may,” “will,” “should,” “could,” “anticipate,” “expect,” “project,” “estimate,” “forecast,” “plan,” “intend,” “target,” “believe” and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. Specifically, this press release contains forward-looking statements relating to, but not limited to: completion of the Transaction with BAT, including obtaining the necessary TSX approval and shareholder approval of the Transaction; benefits to the Company of completing the Transaction with BAT; use of proceeds of the Transaction; timing of completion of the Transaction; the Company’s participation in the CMMI pilot program; financial impacts to the Company of completing the Transaction; and scheduled timing of the annual general and special meeting of shareholders.
By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties, and other factors which may cause actual results, levels of activity, and achievements to differ materially from those expressed or implied by such statements. The forward-looking statements contained in this press release are based on certain assumptions and analysis by management of the Company in light of its experience and perception of historical trends, current conditions and expected future developments and other factors that management believes are appropriate and reasonable. The material factors and assumptions used to develop the forward-looking statements herein include, but are not limited to: the receipt of TSX approval and shareholder approval at the special meeting and the satisfaction of all other conditions to completion of the Transaction; the anticipated timing of the special meeting and Transaction closing; the anticipated impact of the debenture conversion and private placement on the Company’s balance sheet, shareholders’ equity, and financial position; the intended use of private placement proceeds; expectations around hemp wellness distribution through the CMMI Medicare pilot program; the progress and potential outcomes of DeFloria’s Phase 2 clinical trials for AJA001; anticipated cost reductions and their impact on the Company’s improving cash flow outlook; regulatory regime changes and federal hemp policy developments; anticipated product development and sales; the success of sales and marketing activities; availability of adequate liquidity and capital to support operations and business plans; and expectations around consumer product demand. In addition, the forward-looking statements are subject to risks and uncertainties pertaining to, among other things: the risk that the Transaction does not receive required shareholder or regulatory approvals or that closing conditions are not satisfied; supply and distribution chains; the market for the Company’s products; revenue fluctuations; regulatory changes; loss of customers and retail partners; retention and availability of talent; competing products; share price volatility; loss of proprietary information; product acceptance; internet and system infrastructure functionality; information technology security; available capital to fund operations and business plans; crop risk; economic and political considerations; and including but not limited to those risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ending December 31, 2024, and other risk factors contained in other filings with the Securities and Exchange Commission available at http://www.sec.gov and filings with Canadian securities regulatory authorities available at www.sedarplus.ca. The impact of any one risk, uncertainty, or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent, and the Company’s future course of action depends on management’s assessment of all information available at the relevant time.
Any forward-looking statement in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by applicable law, the Company assumes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. All forward-looking statements, whether written or oral, attributable to the Company or persons acting on the Company’s behalf, are expressly qualified in their entirety by these cautionary statements.

Charlotte’s Web Shareholder Contact:
Cory Pala
Director of Investor Relations
(720) 484-8930
Cory.Pala@CharlottesWeb.com